UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2020

DATA443 RISK MITIGATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30542	86-0914051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 J Morris Commons Lane, Suite 105

Morrisville, North Carolina 27560

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 919-858-6542

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On 25 November 2020 Data443 Risk Mitigation, Inc. (the “Company”) filed a Certificate of Designation with the Secretary of State of the State of Nevada (the “Certificate of Designation”), which authorized and established eighty thousand (80,000) shares of the Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred”). The Series B will have such designations, rights, and preferences as set forth in the Certificate of Designation, as was determined by the Company’s Board of Directors in its sole discretion, in accordance with the Company’s Certificate of Incorporation and Bylaws. The Certificate of Designation became effective with the State of Nevada upon filing.

The shares of the Series B Preferred (i) have a stated value of Ten Dollars ($10.00) per share; (ii) are convertible into Common Stock at a price per share equal to sixty one percent (61%) times (representing a discount rate of 39%) the lowest price for the Company’s common stock during the twenty (20) day of trading preceding the date of the conversion; (iii) earn dividends at the rate of nine percent (9%) per annum; (iv) earn dividends at the rate of twenty two percent (22%) per annum upon an Event of Default (as defined in the Certificate of Designation); (v) generally have no voting rights; (vi) rank senior with respect to dividend rights and rights of liquidation with the Common Stock; and, (vii) rank junior with respect to dividends and right of liquidation to all existing indebtedness of the Company. The Company may redeem the shares of the Series B Preferred in accordance with the terms of the Certificate of Designation prior to the one hundred eightieth (180th) day following the date of issuance of the Series B Preferred.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, a copy of which is filed as Exhibit 3.1 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following Exhibits are furnished with this Report:

Exhibit No.	Exhibit Description

3.1	Certificate of Designation for Series B Preferred Shares.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 02 December 2020	DATA443 RISK MITIGATION, INC.

	By:	/S/ JASON REMILLARD
Jason Remillard,
Chief Executive Officer

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